EXHIBIT 32


                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             (18 U.S.C. Sec. 1350)
             With Respect to the Standex International Corporation
                         Quarterly Report on Form 10-Q
                For the Fiscal Quarter Ended December 31, 2003


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned Chief Executive Officer and Chief Financial Officer respectively of Standex International Corporation, a Delaware corporation (the "Company") do hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 9, 2004                   /s/ Roger L. Fix

                                           Roger L. Fix
                                           Chief Executive Officer



Dated:  February 9, 2004                   /s/ Christian Storch

                                           Christian Storch
                                           Chief Financial Officer